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                                                                   EXHIBIT 10.14



   FROM:    Sheldon Rose                         DATE:     November 13, 2000

     TO:    Morgan Brewer Securities, Inc.         RE:     Registration




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      This memorandum is to acknowledge and confirm in writing the understanding between The Rose Group Corporation of Nevada (the "Company") and Morgan Brewer Securities, Inc. concerning the Financial Advisory Agreement between the parties. This is to confirm that the Company will undertake to issue and register an aggregate of 400,000 shares of the Company's common stock on the Company's next registration statement on Form SB-2 to be filed with the Securities and Exchange Commission. However, of the 400,000 shares registered, two hundred thousand shares will be held by the Company or its escrow agent and, pursuant to the Financial Advisory Agreement, if the Company is not satisfied with the services rendered by Morgan Brewer Securities, Inc. within the first six months of its term, the Company has the right to cancel the agreement and shall not be obligated to issue the outstanding two hundred thousand registered, but unissued, shares of common stock.



                                          THE ROSE GROUP CORPORATION
                                             OF NEVADA


                                          By:  /s/ Sheldon R. Rose
                                              ----------------------------------
                                                 SHELDON R. ROSE, President




                                          MORGAN BREWER SECURITIES, INC.


                                          By:  /s/ A. Hager Bryant III
                                              ----------------------------------
                                                 A. HAGER BRYANT III, President